EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


WRITTEN  STATEMENT  OF  THE  CHIEF  EXECUTIVE  OFFICER

     Solely for the purposes of complying with 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, I, Don Sproat, the undersigned Chief Executive Officer and Chief Financial Officer of Telzuit Medical Technologies, Inc. (the "Company"), hereby certify, based on my knowledge, that the Annual Report on Form 10-KSB of the Company for the year ended June 30, 2005 (the "Report") as filed with the Securities and Exchange Commission on the date hereof:

1. Fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. That the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/  Don  Sproat
----------------
Don  Sproat
President,  Chief  Executive  Officer  and  Chief  Financial  Officer
October  31,  2005

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